SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                  FORM 8-K/A

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): September 15, 2002


                   Bear Stearns Depositor Inc., on behalf of
                Trust Certificates (TRUCs), Series 2001-1 Trust
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            (Exact name of registrant as specified in its charter)


      Delaware                            333-58504-01           13-7295550
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(State or other jurisdiction              (Commission       (I.R.S. employer
   of incorporation)                       file number)     identification no.)
       c/o U.S. Bank Trust National Association
       100 Wall Street, Suite 1600
       New York, New York                                              10005
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(Address of principal executive offices)                             (Zip code)


Registrant's telephone number, including area code: (212)-272-9422
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                                          N/A
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                (Former name or former address, if changed since last report)



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         Item 7. Financial Statements, Pro-Forma Financial Information and
Exhibits.

                  (a)    Not Applicable.

                  (b)    Not Applicable.

                  (c)    Exhibits.

                        99.1 Trustee's Report in respect of the September 15, 2002 Distribution Date



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

                                  SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    Trust Certificates (TRUCs), Series 2001-1 Trust
                    By:    U.S. Bank Trust National Association,
                           not in its individual capacity, but solely
                           as Trustee on behalf of Trust Certificates (TRUCs), Series 2001-1 Trust


                    By:  /s/  Adam Berman
                         -----------------
                    Name:  Adam Berman
                    Title:  Trust Officer


Dated: March 26, 2003


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

                                 EXHIBIT INDEX


Exhibit                                                                   Page
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99.1    Trustee's Report in respect of the September 15, 2002               5
        Distribution Date




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